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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  August 10, 1999


                              IAT MULTIMEDIA, INC.
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               (Exact name of registrant as specified in charter)



                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


        0-22101                                           13-3920210
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(Commission File Number)                       (IRS Employer Identification No.)


Geschaftshaus Wasserschloss, Aarestrasse 17, CH-5300, Vogelsang-Turgi,
Switzerland
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(Address  of principal executive offices)                             (Zip Code)


Registrant's telephone no. including area code:  011-41-56-223-5022
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(Former Address, if changed since Last Report)                       (Zip Code)



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Item 2.       Acquisition or Disposition of Assets.

         As previously reported under Item 2 of a current report on Form 8-K dated August 4, 1999, in connection with the spin-off of our research and development activities in March 1998, we granted Algo Vision Schweiz AG, one of the entities formed in connection with the spin-off, an option to purchase a 50% co-ownership interest in our visual communications intellectual property. In July 1999, as part of the reorganization of the Algo Vision entities, Algo Vision Schweiz and Algo Vision Systems GmbH, the other entity formed in connection with the spin-off, became wholly-owned subsidiaries of Algo Vision plc, an English company whose shares began trading on the European Association of Securities Dealers Automated Quotation System on July 23, 1999. Under the terms of a series of agreements between us, Algo Vision plc and Algo Vision Schweiz (i) Algo Vision Schweiz transferred its option to purchase our intellectual property rights to Algo Vision plc, (ii) Algo Vision plc agreed to purchase our visual communications intellectual property rights (other than the IAT name or mark) and (iii) we agreed to exchange our 15% equity interest in each of Algo Vision Systems and Algo Vision Schweiz, for shares of capital stock of Algo Vision plc. Dr. Vogt, one of our directors, owns approximately 26.2% of the outstanding shares of Algo Vision plc and serves as the Chairman of the Board and Chief Executive Officer of Algo Vision plc.

         Under the terms of the agreements, Algo Vision plc purchased a 50% interest in our visual communications intellectual property rights for $1,000,000 in cash on July 23, 1999 and purchased the remaining 50% interest for an additional $2,500,000 in cash on August 10, 1999. Algo Vision plc also agreed to pay us royalties (ranging from 5% to 10%) on the sale of certain products utilizing the visual communications technology until August 2001. In connection with the transaction, Algo Vision Schweiz repaid, in August 1999, outstanding loans, aggregating approximately $500,000, made by us to Algo Vision Schweiz as part of the spin-off.

              In addition, as part of the reorganization of the Algo Vision entities on July 23, 1999, we exchanged our 15% interest in each of Algo Vision Systems and Algo Vision Schweiz, for 500,000 shares of Algo Vision plc (valued at $5,000,000 at EASDAQ admission). These shares are subject to a lock-up agreement for a period of six months, subject to certain exceptions. On August 10, 1999, we also purchased an additional 250,000 shares of Algo Vision plc for a purchase price of $2,500,000 in cash, of which 200,000 shares are subject to a lock-up agreement for a period of three months, subject to certain exceptions.


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Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)    Exhibits

         10.62 Agreement for the Acquisition of Intellectual Property Rights dated July 22, 1999 among the Registrant, IAT AG, Algo Vision Schweiz AG and Algo Vision plc.(1)

         10.63 Intellectual Property Assignment dated July 22, 1999 among the Registrant, IAT AG and Algo Vision plc.(1)

         10.64 Intellectual Property Assignment dated August 10, 1999 among the Registrant, IAT AG and Algo Vision plc.

         10.65 Share Exchange and Subscription Agreement dated July 22, 1999 between Algo Vision plc and IAT AG.(1)

         10.66 Second Subscription Agreement dated July 22, 1999 between Algo Vision plc and IAT AG.(1)

         10.67 Lock-In Agreement dated July 22, 1999 among Algo Vision plc, Beeson Gregory Limited and IAT AG.(1)






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(1) Incorporated by reference to our current report on Form 8-K filed on August
    4, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IAT MULTIMEDIA, INC.



                                       By: /s/ Klaus Grissemann
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                                           Klaus Grissemann
                                           Chief Financial Officer


Dated:  August 24, 1999